UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2009
THE ENSIGN GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450 Mission Viejo, CA	92691

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 487-9500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously disclosed during the second quarter of the current year, The Ensign Group, Inc., a Delaware corporation, beginning with the filing of its third quarter 10-Q, will be expanding its Management Discussion and Analysis disclosures to provide better visibility into its acquisitions and their assimilation into the organization. These expanded disclosures do not change the Company’s previously disclosed consolidated financial statements. On a go-forward basis, the Company’s facilities will be grouped as follows:
•	Same Facility Results — this group will include facilities purchased by the Company at least three calendar years ago, which as of October 2009 would include facilities purchased prior to January 1, 2006.

•	Transitioning Facility Results — this group will include facilities purchased by the Company less than three, but more than one calendar year ago, which as of October 2009 would include facilities purchased from January 1, 2006 to December 31, 2007.

•	Recently Acquired Facilities — this group will include any facility purchased by the Company less than one full calendar year ago, which as of October 2009 would include facilities purchased on or after January 1, 2008.

The Company believes this information will provide the reader with valuable insight regarding its operations as facilities mature. The effect of this expanded disclosure for each quarter and year to date period for filings from the first quarter of 2007 to the second quarter of 2009 are disclosed below:
Results of Operations
Quarter and Year to Date Periods 2009

	Three Months Ended		Three Months Ended		Six Months Ended
	March 31,		June 30,		June 30,
	2009	2008	2009	2008	2009	2008
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Total Facility Results:
Revenue	$130,285	$113,779	$132,178	$115,318	$262,463	$229,097
Number of facilities at period end	70	61	70	62	70	62
Actual patient days	566,619	530,395	576,738	528,984	1,143,357	1,059,379
Occupancy percentage — Operational beds	79.8%	82.0%	79.4%	81.0%	79.6%	81.5%
Skilled mix by nursing days	25.2%	25.3%	24.3%	25.5%	24.8%	25.4%
Skilled mix by revenue	48.6%	49.0%	48.0%	49.4%	48.3%	49.2%

	Three Months Ended		Three Months Ended		Six Months Ended
	March 31,		June 30,		June 30,
	2009	2008	2009	2008	2009	2008
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Same Facility Results(1):
Revenue	$100,317	$94,545	$100,031	$94,495	$200,348	$189,040
Number of facilities at period end	46	46	46	46	46	46
Actual patient days	424,300	431,168	423,175	425,665	847,475	856,833
Occupancy percentage — Operational beds	84.2%	84.8%	83.1%	83.8%	83.7%	84.3%
Skilled mix by nursing days	27.2%	27.0%	26.1%	27.0%	26.6%	27.0%
Skilled mix by revenue	50.6%	50.7%	50.1%	51.0%	50.3%	50.9%

	Three Months Ended		Three Months Ended		Six Months Ended
	March 31,		June 30,		June 30,
	2009	2008	2009	2008	2009	2008
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Transitioning Facility Results(2):
Revenue	$21,622	$19,234	$21,726	$19,760	$43,348	$38,994
Number of facilities at period end	15	15	15	15	15	15
Actual patient days	100,476	99,227	101,407	98,716	201,883	197,943
Occupancy percentage — Operational beds	72.1%	71.7%	73.3%	71.4%	72.7%	71.6%
Skilled mix by nursing days	22.6%	18.3%	22.3%	19.5%	22.5%	18.9%
Skilled mix by revenue	47.1%	40.4%	47.2%	42.0%	47.1%	41.2%

	Three Months Ended		Three Months Ended		Six Months Ended
	March 31,		June 30,		June 30,
	2009	2008	2009	2008	2009	2008
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Recently Acquired Facility Results(3):
Revenue	$8,346	$—	$10,421	$1,063	$18,767	$1,063
Number of facilities at period end	9	—	9	1	9	1
Actual patient days	41,843	—	52,156	4,603	93,999	4,603
Occupancy percentage — Operational beds	62.6%	—%	66.0%	66.2%	64.4%	66.2%
Skilled mix by nursing days	12.6%	—%	13.5%	28.0%	13.1%	28.0%
Skilled mix by revenue	28.0%	—%	29.2%	48.2%	28.6%	48.2%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2009 would include facilities purchased prior to January 1, 2006.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2009 would include facilities purchased from January 1, 2006 to December 31, 2007.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2009 would include facilities purchased on or after January 1, 2008.

Results of Operations
Year to Date Periods 2008

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Total Facility Results:
Revenue	$229,097	$198,247	$345,425	$302,339	$469,372	$411,318
Number of facilities at period end	62	60	62	61	63	61
Actual patient days	1,059,379	1,013,624	1,594,616	1,546,083	2,135,662	2,078,893
Occupancy percentage — Operational beds	81.5%	80.9%	81.1%	81.2%	81.1%	81.3%
Skilled mix by nursing days	25.4%	23.7%	25.1%	23.3%	25.1%	23.3%
Skilled mix by revenue	49.2%	45.1%	49.0%	44.5%	48.8%	44.7%

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Same Facility Results(1):
Revenue	$173,937	$155,653	$261,171	$235,789	$354,024	$319,299
Number of facilities at period end	43	43	43	43	43	43
Actual patient days	799,320	792,102	1,200,101	1,199,537	1,601,227	1,604,448
Occupancy percentage — Operational beds	84.3%	84.0%	83.9%	84.3%	83.8%	84.3%
Skilled mix by nursing days	26.8%	24.8%	26.4%	24.4%	26.3%	24.5%
Skilled mix by revenue	50.6%	46.0%	50.1%	45.5%	49.8%	45.9%

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Transitioning Facility Results(2):
Revenue	$44,619	$37,396	$66,813	$56,950	$90,036	$77,563
Number of facilities at period end	14	14	14	14	14	14
Actual patient days	203,100	189,651	302,913	288,228	405,468	388,834
Occupancy percentage — Operational beds	76.8%	72.1%	76.0%	72.6%	76.2%	73.3%
Skilled mix by nursing days	23.2%	21.6%	22.9%	21.2%	22.9%	21.2%
Skilled mix by revenue	47.1%	43.0%	47.0%	42.4%	47.0%	42.3%

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Recently Acquired Facility Results(3):
Revenue	$10,541	$5,198	$17,441	$9,600	$25,312	$14,456
Number of facilities at period end	5	3	5	4	6	4
Actual patient days	56,959	31,871	91,602	58,318	128,967	85,611
Occupancy percentage — Operational beds	66.7%	69.3%	66.6%	68.6%	67.6%	68.3%
Skilled mix by nursing days	15.1%	13.5%	17.1%	13.4%	18.0%	13.5%
Skilled mix by revenue	35.5%	33.9%	39.2%	33.4%	41.1%	33.5%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Results of Operations
Quarter to Date Periods 2008

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Total Facility Results:
Revenue	$113,779	$97,978	$115,318	$100,269	$116,328	$104,092	$123,947	$108,979
Number of facilities at period end	61	60	62	60	62	61	63	61
Actual patient days	530,395	497,887	528,984	515,737	535,237	532,459	541,046	532,810
Occupancy percentage — Operational beds	82.0%	81.1%	81.0%	80.7%	80.4%	81.6%	81.0%	81.5%
Skilled mix by nursing days	25.3%	24.3%	25.5%	23.3%	24.6%	22.6%	25.0%	23.4%
Skilled mix by revenue	49.0%	45.6%	49.4%	44.6%	48.5%	43.3%	48.1%	45.4%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Same Facility Results(1):
Revenue	$87,226	$77,877	$86,711	$77,775	$87,233	$80,136	$92,853	$83,509
Number of facilities at period end	43	43	43	43	43	43	43	43
Actual patient days	402,840	394,139	396,480	397,963	400,781	407,435	401,126	404,911
Occupancy percentage — Operational beds	84.9%	84.0%	83.6%	83.9%	83.2%	85.0%	83.4%	84.4%
Skilled mix by nursing days	26.8%	25.3%	26.8%	24.3%	25.7%	23.7%	26.0%	24.8%
Skilled mix by revenue	50.5%	46.5%	50.7%	45.4%	49.2%	44.5%	48.8%	47.0%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Transitioning Facility Results(2):
Revenue	$21,782	$18,544	$22,836	$18,853	$22,195	$19,554	$23,223	$20,614
Number of facilities at period end	14	14	14	14	14	14	14	14
Actual patient days	100,814	93,922	102,286	95,729	99,813	98,577	102,555	100,606
Occupancy percentage — Operational beds	76.2%	71.8%	77.3%	72.4%	74.6%	73.7%	76.7%	75.2%
Skilled mix by nursing days	23.0%	21.7%	23.5%	21.6%	22.3%	20.5%	22.8%	21.0%
Skilled mix by revenue	46.5%	43.6%	47.8%	42.5%	46.7%	41.2%	47.0%	42.0%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Recently Acquired Facility Results(3):
Revenue	$4,771	$1,557	$5,771	$3,641	$6,900	$4,402	$7,871	$4,856
Number of facilities at period end	4	3	5	3	5	4	6	4
Actual patient days	26,741	9,826	30,218	22,045	34,643	26,447	37,365	27,293
Occupancy percentage — Operational beds	67.1%	70.8%	64.6%	68.6%	68.2%	67.8%	70.0%	67.7%
Skilled mix by nursing days	12.9%	11.0%	17.1%	14.7%	20.3%	13.2%	20.3%	13.6%
Skilled mix by revenue	32.8%	27.2%	37.7%	36.8%	44.9%	32.8%	45.3%	33.6%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Results of Operations
Year to Date Periods 2007

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Total Facility Results:
Revenue	$198,247	$168,727	$302,339	$261,065	$411,318	$358,575
Number of facilities at period end	60	49	61	54	61	57
Actual patient days	1,013,624	878,536	1,546,083	1,355,323	2,078,893	1,849,932
Occupancy percentage — Operational beds	80.9%	83.4%	81.2%	83.2%	81.3%	82.6%
Skilled mix by nursing days	23.7%	25.2%	23.3%	25.0%	23.4%	24.8%
Skilled mix by revenue	45.1%	47.2%	44.5%	46.9%	44.7%	46.8%

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Same Facility Results(1):
Revenue	$142,955	$140,315	$216,419	$213,151	$292,873	$286,495
Number of facilities at period end	41	41	41	41	41	41
Actual patient days	751,978	760,112	1,137,935	1,148,880	1,521,640	1,533,399
Occupancy percentage — Operational beds	83.8%	85.0%	84.1%	85.1%	84.1%	85.0%
Skilled mix by nursing days	23.2%	23.5%	22.8%	23.6%	22.9%	23.6%
Skilled mix by revenue	43.6%	45.1%	43.1%	45.0%	43.5%	44.9%

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Transitioning Facility Results(2):
Revenue	$25,187	$24,820	$38,146	$37,554	$51,839	$50,508
Number of facilities at period end	5	5	5	5	5	5
Actual patient days	93,389	98,423	142,735	148,163	191,463	197,290
Occupancy percentage — Operational beds	82.4%	86.9%	83.5%	86.7%	83.8%	86.4%
Skilled mix by nursing days	36.5%	38.4%	35.9%	38.2%	35.8%	38.0%
Skilled mix by revenue	59.5%	61.3%	58.5%	60.9%	58.7%	60.7%

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Recently Acquired Facility Results(3):
Revenue	$30,105	$3,592	$47,774	$10,360	$66,606	$21,571
Number of facilities at period end	14	3	15	8	15	11
Actual patient days	168,257	20,001	265,413	58,280	365,790	119,243
Occupancy percentage — Operational beds	69.6%	44.3%	69.8%	53.7%	70.3%	57.2%
Skilled mix by nursing days	18.9%	14.5%	18.4%	16.2%	18.3%	17.7%
Skilled mix by revenue	39.8%	31.1%	39.3%	34.8%	39.1%	37.4%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would include facilities purchased on or after January 1, 2006.

Results of Operations
Quarter to Date Periods 2007

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Total Facility Results:
Revenue	$97,978	$83,352	$100,269	$85,375	$104,092	$92,338	$108,979	$97,509
Number of facilities at period end	60	47	60	49	61	54	61	57
Actual patient days	497,887	432,673	515,737	445,863	532,459	476,787	532,810	494,609
Occupancy percentage — Operational beds	81.1%	84.0%	80.7%	82.9%	81.6%	82.8%	81.5%	80.8%
Skilled mix by nursing days	24.3%	25.9%	23.3%	24.4%	22.5%	24.7%	23.4%	24.5%
Skilled mix by revenue	45.6%	48.1%	44.6%	46.4%	43.3%	46.4%	45.4%	46.2%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Same Facility Results(1):
Revenue	$71,531	$70,084	$71,424	$70,231	$73,464	$72,836	$76,455	$73,344
Number of facilities at period end	41	41	41	41	41	41	41	41
Actual patient days	374,169	380,154	377,809	379,958	385,957	388,768	383,705	384,519
Occupancy percentage — Operational beds	83.8%	85.5%	83.7%	84.5%	84.6%	85.5%	84.1%	84.6%
Skilled mix by nursing days	23.7%	24.0%	22.6%	23.1%	22.1%	23.7%	23.1%	23.5%
Skilled mix by revenue	44.3%	45.5%	42.9%	44.6%	42.1%	44.9%	44.7%	44.7%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Transitioning Facility Results(2):
Revenue	$12,633	$12,631	$12,554	$12,190	$12,959	$12,734	$13,693	$12,954
Number of facilities at period end	5	5	5	5	5	5	5	5
Actual patient days	46,291	49,364	47,098	49,059	49,346	49,740	48,728	49,127
Occupancy percentage — Operational beds	82.2%	87.6%	82.7%	86.1%	85.7%	86.4%	84.6%	85.3%
Skilled mix by nursing days	37.1%	39.7%	35.9%	37.2%	34.8%	37.6%	35.7%	37.3%
Skilled mix by revenue	59.5%	62.7%	59.6%	59.8%	56.6%	60.2%	59.2%	60.0%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006
	(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)		(Dollars in thousands)
Recently Acquired Facility Results(3):
Revenue	$13,814	$637	$16,291	$2,954	$17,669	$6,768	$18,831	$11,211
Number of facilities at period end	14	1	14	3	15	8	15	11
Actual patient days	77,427	13,980	90,830	16,846	97,156	38,279	100,377	60,963
Occupancy percentage — Operational beds	69.6%	22.6%	69.6%	54.0%	70.1%	60.4%	71.8%	61.1%
Skilled mix by nursing days	18.7%	12.5%	19.0%	14.8%	17.7%	17.1%	18.1%	19.2%
Skilled mix by revenue	39.6%	28.2%	40.1%	31.7%	38.4%	36.7%	38.5%	39.8%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would include facilities purchased on or after January 1, 2006.

Skilled Nursing Average Daily Revenue Rates
Quarter and Year to Date Periods 2009

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Skilled Nursing Average Daily Revenue Rates:
Medicare	$547.58	$506.96	$475.19	$437.75	$449.79	$—	$528.46	$493.36
Managed care	325.71	313.23	377.60	350.04	449.13	—	334.71	315.70
Other skilled	651.22	594.03	433.59	—	—	—	646.84	594.70
Total skilled revenue	459.40	430.60	446.50	422.09	449.64	—	456.90	429.39
Medicaid	163.94	151.28	144.80	138.30	162.71	—	160.32	148.68
Private and other payors	187.64	171.37	152.35	145.70	177.94	—	178.23	164.19
Total skilled nursing revenue	$246.83	$228.91	$214.04	$191.61	$202.57	$—	$237.47	$221.61

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Skilled Nursing Average Daily Revenue Rates:
Medicare	$566.21	$515.44	$481.86	$426.14	$466.65	$400.64	$542.05	$495.57
Managed care	336.90	321.72	374.31	443.65	396.32	376.40	342.94	330.41
Other skilled	640.91	596.98	432.78	—	—	—	620.88	596.98
Total skilled revenue	473.79	438.05	453.37	429.13	450.61	394.40	469.18	436.27
Medicaid	163.10	151.58	143.81	140.25	163.99	180.68	159.60	149.55
Private and other payors	188.03	175.85	155.20	153.46	185.32	137.31	180.64	168.95
Total skilled nursing revenue	$246.81	$231.66	$214.59	$199.02	$207.69	$229.35	$237.40	$225.26

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Skilled Nursing Average Daily Revenue Rates:
Medicare	$556.58	$511.18	$478.58	$431.75	$459.25	$400.64	$535.15	$494.48
Managed care	331.04	317.46	376.06	397.15	419.62	376.40	338.73	323.06
Other skilled	645.68	595.38	432.90	—	—	—	632.38	595.38
Total skilled revenue	466.42	434.30	449.93	425.71	450.18	394.40	462.96	432.84
Medicaid	163.51	151.43	144.30	139.26	163.40	180.68	159.95	149.11
Private and other payors	187.83	173.61	153.72	149.61	182.00	137.31	179.43	166.60
Total skilled nursing revenue	$246.82	$230.28	$214.31	$195.31	$205.36	$229.35	$237.43	$223.43

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2009 would include facilities purchased prior to January 1, 2006.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2009 would include facilities purchased from January 1, 2006 to December 31, 2007.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2009 would include facilities purchased on or after January 1, 2008.

Skilled Nursing Average Daily Revenue Rates
Year to Date Periods 2008

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Skilled Nursing Average Daily Revenue Rates:
Medicare	$507.83	$453.90	$470.69	$409.56	$412.88	$400.77	$494.48	$441.66
Managed care	315.55	288.53	362.60	322.03	454.41	343.20	323.06	292.30
Other skilled	595.38	510.46	—	—	—	—	595.38	510.46
Total skilled revenue	430.86	384.01	443.93	390.25	418.75	393.70	432.84	385.33
Medicaid	150.45	145.89	147.86	139.25	136.06	119.75	149.11	143.59
Private and other payors	173.24	162.92	162.73	155.46	135.65	121.11	166.60	159.29
Total skilled nursing revenue	$228.18	$206.95	$218.87	$196.06	$178.77	$157.07	$223.43	$203.07

	Nine Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Skilled Nursing Average Daily Revenue Rates:
Medicare	$510.95	$455.66	$479.19	$411.64	$421.13	$402.07	$498.43	$443.23
Managed care	318.05	289.74	361.53	327.45	439.46	353.15	325.79	294.08
Other skilled	594.34	500.12	—	—	—	—	594.34	500.12
Total skilled revenue	432.82	385.13	449.77	392.68	424.62	396.80	435.54	386.76
Medicaid	150.83	146.25	148.05	140.86	134.84	121.77	149.34	144.11
Private and other payors	174.91	165.13	163.97	156.25	136.47	124.33	167.81	160.68
Total skilled nursing revenue	$228.07	$206.88	$219.58	$196.69	$184.71	$159.09	$223.69	$202.90

	Twelve Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Skilled Nursing Average Daily Revenue Rates:
Medicare	$520.16	$464.75	$486.60	$416.06	$434.00	$414.60	$507.02	$451.33
Managed care	320.52	292.60	357.30	333.80	444.78	343.73	328.17	297.42
Other skilled	596.84	508.42	—	—	—	—	596.84	508.42
Total skilled revenue	438.20	391.97	453.27	396.96	436.26	406.23	440.84	393.23
Medicaid	154.36	147.15	149.17	142.50	137.80	125.21	152.33	145.20
Private and other payors	177.41	166.38	164.78	157.16	135.40	126.44	169.24	161.46
Total skilled nursing revenue	$231.64	$209.45	$221.05	$198.56	$190.93	$163.24	$226.88	$205.22

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Skilled Nursing Average Daily Revenue Rates
Quarter to Date Periods 2008

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Skilled Nursing Average Daily Revenue Rates:
Medicare	$504.71	$454.41	$467.51	$414.16	$433.34	$391.00	$493.36	$444.04
Managed care	310.09	281.55	347.01	328.51	430.88	311.84	315.70	286.54
Other skilled	594.03	514.14	—	—	—	—	594.03	514.14
Total skilled revenue	427.79	382.16	435.81	395.04	433.08	373.85	429.39	384.38
Medicaid	150.27	146.55	147.44	138.24	131.47	123.07	148.68	144.31
Private and other payors	171.23	161.00	159.17	155.01	131.83	126.04	164.19	158.54
Total skilled nursing revenue	$227.01	$207.89	$215.39	$196.67	$170.46	$151.13	$221.61	$204.41

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Skilled Nursing Average Daily Revenue Rates:
Medicare	$511.01	$453.35	$473.63	$405.03	$398.32	$403.58	$495.57	$439.27
Managed care	321.01	295.55	379.58	315.45	464.66	368.00	330.41	298.08
Other skilled	596.98	507.36	—	—	—	—	596.98	507.36
Total skilled revenue	433.98	385.93	451.76	385.52	409.21	400.32	436.27	386.28
Medicaid	150.64	145.24	148.28	140.22	140.38	118.19	149.55	142.90
Private and other payors	175.21	164.79	166.24	155.92	139.09	118.93	168.95	160.02
Total skilled nursing revenue	$229.38	$206.02	$222.29	$195.45	$186.13	$159.72	$225.26	$201.78

	Three Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Skilled Nursing Average Daily Revenue Rates:
Medicare	$517.71	$459.26	$497.42	$415.98	$432.77	$403.63	$506.75	$446.38
Managed care	323.05	292.20	359.32	337.83	429.06	370.04	331.15	297.66
Other skilled	592.56	481.87	—	—	—	—	592.56	481.87
Total skilled revenue	436.89	387.39	462.17	397.64	431.84	400.63	441.05	389.63
Medicaid	151.55	146.95	148.43	143.87	132.61	124.36	149.78	145.09
Private and other payors	178.23	169.42	166.57	157.85	137.78	127.42	170.17	163.27
Total skilled nursing revenue	$227.85	$206.73	$221.03	$197.93	$194.47	$161.54	$224.18	$202.56

	Three Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Skilled Nursing Average Daily Revenue Rates:
Medicare	$548.79	$490.80	$509.53	$429.38	$462.66	$442.07	$533.11	$474.56
Managed care	327.79	301.10	346.14	350.25	453.15	328.42	334.92	307.18
Other skilled	604.67	531.23	—	—	—	—	604.67	531.23
Total skilled revenue	454.53	411.86	463.63	409.39	460.29	426.15	456.52	411.88
Medicaid	164.77	149.80	152.37	147.13	145.48	133.17	161.00	148.35
Private and other payors	185.21	170.28	167.50	159.94	132.79	129.97	173.65	163.76
Total skilled nursing revenue	$242.31	$217.04	$225.41	$203.91	$206.18	$172.10	$236.27	$211.92

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Skilled Nursing Average Daily Revenue Rates
Year to Date Periods 2007

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Skilled Nursing Average Daily Revenue Rates:
Medicare	$451.15	$435.49	$491.70	$453.21	$381.81	$382.27	$441.66	$437.01
Managed care	285.68	259.13	312.77	310.95	338.57	267.59	292.30	270.51
Other skilled	—	—	510.46	436.75	—	—	510.46	436.75
Total skilled revenue	378.12	371.16	426.55	389.77	376.08	365.17	385.33	374.58
Medicaid	144.95	137.44	163.05	150.67	129.72	137.69	143.59	138.67
Private and other payors	161.42	148.48	179.05	163.33	141.72	131.52	159.29	150.17
Total skilled nursing revenue	$201.07	$193.79	$261.26	$244.53	$177.90	$169.72	$203.07	$199.43

	Nine Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Skilled Nursing Average Daily Revenue Rates:
Medicare	$453.35	$439.15	$487.43	$450.49	$387.41	$381.42	$443.23	$438.21
Managed care	286.28	261.13	316.94	316.16	347.85	288.08	294.08	272.63
Other skilled	—	—	500.12	436.76	—	—	500.12	436.76
Total skilled revenue	379.79	372.25	422.46	392.76	382.21	372.27	386.76	376.02
Medicaid	145.26	138.32	164.10	152.43	131.03	135.37	144.11	139.47
Private and other payors	163.39	150.38	181.52	165.91	142.30	130.41	160.68	151.34
Total skilled nursing revenue	$201.03	$194.99	$259.06	$246.06	$179.02	$172.89	$202.90	$200.10

	Twelve Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Skilled Nursing Average Daily Revenue Rates:
Medicare	$462.86	$445.31	$496.37	$451.81	$391.13	$385.10	$451.33	$441.78
Managed care	288.59	263.42	322.46	317.37	352.50	301.81	297.42	274.39
Other skilled	—	—	508.42	452.84	—	—	508.42	452.84
Total skilled revenue	386.81	375.01	429.58	396.88	385.53	377.77	393.23	379.06
Medicaid	146.14	139.69	165.13	154.01	133.22	135.72	145.20	140.70
Private and other payors	164.53	151.66	184.05	169.08	142.38	137.81	161.64	152.74
Total skilled nursing revenue	$203.49	$196.61	$262.31	$248.29	$180.92	$178.89	$205.22	$201.45

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would include facilities purchased on or after January 1, 2006.

Skilled Nursing Average Daily Revenue Rates
Quarter to Date Periods 2007

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Skilled Nursing Average Daily Revenue Rates:
Medicare	$452.77	$431.85	$490.74	$451.76	$381.16	$432.57	$444.04	$434.89
Managed care	278.26	252.46	310.80	316.01	353.51	269.59	286.54	266.56
Other skilled	—	—	514.14	435.34	—	—	514.14	435.34
Total skilled revenue	376.87	367.34	424.69	392.19	377.47	414.00	384.38	372.30
Medicaid	145.38	137.75	165.21	152.86	130.10	149.61	144.31	139.27
Private and other payors	158.72	143.97	188.14	153.98	141.00	167.43	158.54	145.54
Total skilled nursing revenue	$201.99	$193.61	$264.57	$247.95	$177.94	$183.99	$204.41	$200.35

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Skilled Nursing Average Daily Revenue Rates:
Medicare	$449.42	$439.35	$492.72	$454.86	$382.35	$373.93	$439.27	$439.21
Managed care	293.17	265.90	314.84	305.71	325.95	267.36	298.08	274.50
Other skilled	—	—	507.36	438.07	—	—	507.36	438.07
Total skilled revenue	379.43	375.16	428.45	387.18	374.91	357.44	386.28	376.93
Medicaid	144.53	137.14	161.00	148.59	129.27	135.14	142.90	138.10
Private and other payors	164.04	153.02	169.48	172.74	142.36	128.26	160.02	154.64
Total skilled nursing revenue	$200.15	$193.96	$258.01	$241.09	$177.86	$167.05	$201.78	$198.55

	Three Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Skilled Nursing Average Daily Revenue Rates:
Medicare	$457.84	$446.70	$477.72	$445.22	$397.73	$381.07	$446.38	$440.48
Managed care	287.52	264.73	324.47	327.99	365.40	306.58	297.66	276.61
Other skilled	—	—	481.87	436.79	—	—	481.87	436.79
Total skilled revenue	383.21	374.38	414.35	398.81	393.54	375.49	389.63	378.72
Medicaid	145.86	140.06	165.97	155.64	133.43	134.03	145.09	140.94
Private and other payors	167.22	154.04	186.79	172.18	143.20	129.92	163.27	153.48
Total skilled nursing revenue	$200.95	$197.36	$254.89	$249.08	$180.95	$174.58	$202.56	$201.33

	Three Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Skilled Nursing Average Daily Revenue Rates:
Medicare	$489.85	$465.22	$524.09	$455.94	$401.71	$388.08	$474.56	$451.92
Managed care	295.56	269.59	338.35	321.51	361.52	315.81	307.18	279.26
Other skilled	—	—	531.23	486.74	—	—	531.23	486.74
Total skilled revenue	407.28	383.29	450.52	409.55	394.42	382.33	411.88	387.57
Medicaid	148.74	143.73	168.13	158.57	139.07	136.08	148.35	143.98
Private and other payors	168.09	155.78	191.86	179.61	142.56	145.04	163.76	156.78
Total skilled nursing revenue	$210.76	$201.46	$271.83	$255.03	$185.94	$184.82	$211.92	$205.16

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would facilities purchased on or after January 1, 2006.

Skilled Mix by Revenue
Quarter and Year to Date Periods 2009

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Percentage of Skilled Nursing Revenue:
Medicare	33.5%	33.2%	35.3%	34.4%	21.6%	—%	33.0%	33.4%
Managed care	14.8	15.1	11.7	6.0	6.4	—	13.7	13.6
Other skilled	2.3	2.4	0.1	—	—	—	1.9	2.0

Skilled mix	50.6	50.7	47.1	40.4	28.0	—	48.6	49.0
Private and other payors	8.3	8.5	11.2	13.7	21.0	—	9.6	9.3

Quality mix	58.9	59.2	58.3	54.1	49.0	—	58.2	58.3
Medicaid	41.1	40.8	41.7	45.9	51.0	—	41.8	41.7

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	—%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Percentage of Skilled Nursing Revenue:
Medicare	32.6%	33.5%	36.3%	34.6%	23.3%	36.3%	32.5%	33.7%
Managed care	14.8	15.4	10.0	7.4	5.9	11.9	13.3	14.0
Other skilled	2.7	2.1	0.9	—	—	—	2.2	1.7

Skilled mix	50.1	51.0	47.2	42.0	29.2	48.2	48.0	49.4
Private and other payors	8.1	8.8	10.4	14.2	21.7	15.4	9.5	9.8

Quality mix	58.2	59.8	57.6	56.2	50.9	63.6	57.5	59.2
Medicaid	41.8	40.2	42.4	43.8	49.1	36.4	42.5	40.8

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Percentage of Skilled Nursing Revenue:
Medicare	33.0%	33.3%	35.8%	34.5%	22.5%	36.3%	32.8%	33.5%
Managed care	14.8	15.3	10.8	6.7	6.1	11.9	13.5	13.8
Other skilled	2.5	2.3	0.5	—	—	—	2.0	1.9

Skilled mix	50.3	50.9	47.1	41.2	28.6	48.2	48.3	49.2
Private and other payors	8.2	8.6	10.8	14.0	21.4	15.4	9.5	9.6

Quality mix	58.5	59.5	57.9	55.2	50.0	63.6	57.8	58.8
Medicaid	41.5	40.5	42.1	44.8	50.0	36.4	42.2	41.2

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2009 would include facilities purchased prior to January 1, 2006.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2009 would include facilities purchased from January 1, 2006 to December 31, 2007.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2009 would include facilities purchased on or after January 1, 2008.

Skilled Mix by Days
Quarter and Year to Date Periods 2009

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Percentage of Skilled Nursing Days:
Medicare	15.1%	15.0%	15.9%	15.0%	9.7%	—%	14.9%	15.0%
Managed care	11.2	11.1	6.6	3.3	2.9	—	9.7	9.5
Other skilled	0.9	0.9	0.1	—	—	—	0.6	0.8

Skilled mix	27.2	27.0	22.6	18.3	12.6	—	25.2	25.3
Private and other payors	10.9	11.3	15.7	18.1	23.9	—	12.7	12.7

Quality mix	38.1	38.3	38.3	36.4	36.5	—	37.9	38.0
Medicaid	61.9	61.7	61.7	63.6	63.5	—	62.1	62.0

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	—%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Percentage of Skilled Nursing Days:
Medicare	14.2%	15.1%	16.2%	16.2%	10.4%	20.8%	14.2%	15.3%
Managed care	10.9	11.1	5.7	3.3	3.1	7.2	9.2	9.6
Other skilled	1.0	0.8	0.4	—	—	—	0.9	0.6

Skilled mix	26.1	27.0	22.3	19.5	13.5	28.0	24.3	25.5
Private and other payors	10.7	11.5	14.4	18.4	24.3	25.8	12.5	13.1

Quality mix	36.8	38.5	36.7	37.9	37.8	53.8	36.8	38.6
Medicaid	63.2	61.5	63.3	62.1	62.2	46.2	63.2	61.4

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Percentage of Skilled Nursing Days:
Medicare	14.6%	15.0%	16.0%	15.6%	10.1%	20.8%	14.5%	15.2%
Managed care	11.0	11.1	6.2	3.3	3.0	7.2	9.5	9.5
Other skilled	1.0	0.9	0.3	—	—	—	0.8	0.7

Skilled mix	26.6	27.0	22.5	18.9	13.1	28.0	24.8	25.4
Private and other payors	10.8	11.4	15.0	18.2	24.1	25.8	12.6	12.8

Quality mix	37.4	38.4	37.5	37.1	37.2	53.8	37.4	38.2
Medicaid	62.6	61.6	62.5	62.9	62.8	46.2	62.6	61.8

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2009 would include facilities purchased prior to January 1, 2006.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2009 would include facilities purchased from January 1, 2006 to December 31, 2007.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2009 would include facilities purchased on or after January 1, 2008.

Skilled Mix by Revenue
Year to Date Periods 2008

	Year Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Revenue:
Medicare	31.8%	29.0%	37.4%	34.0%	32.3%	30.1%	32.9%	30.0%
Managed care	15.5	14.8	9.6	8.3	8.8	3.4	14.0	13.1
Other skilled	2.5	2.1	—	—	—	—	1.9	1.6

Skilled mix	49.8	45.9	47.0	42.3	41.1	33.5	48.8	44.7
Private and other payors	8.6	9.5	10.6	12.0	17.6	15.6	9.4	10.3

Quality mix	58.4	55.4	57.6	54.3	58.7	49.1	58.2	55.0
Medicaid	41.6	44.6	42.4	45.7	41.3	50.9	41.8	45.0

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Nine Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Revenue:
Medicare	32.0%	28.6%	37.5%	34.4%	31.5%	30.2%	33.1%	29.8%
Managed care	15.5	14.9	9.5	8.0	7.7	3.2	13.9	13.1
Other skilled	2.6	2.0	—	—	—	—	2.0	1.6

Skilled mix	50.1	45.5	47.0	42.4	39.2	33.4	49.0	44.5
Private and other payors	8.7	9.7	11.0	12.2	18.3	14.5	9.7	10.4

Quality mix	58.8	55.2	58.0	54.6	57.5	47.9	58.7	54.9
Medicaid	41.2	44.8	42.0	45.4	42.5	52.1	41.3	45.1

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Revenue:
Medicare	32.7%	29.0%	37.6%	35.2%	30.0%	30.3%	33.5%	30.2%
Managed care	15.4	15.0	9.5	7.8	5.5	3.6	13.8	13.3
Other skilled	2.5	2.0	—	—	—	—	1.9	1.6

Skilled mix	50.6	46.0	47.1	43.0	35.5	33.9	49.2	45.1
Private and other payors	8.6	9.6	11.1	12.5	18.6	12.9	9.6	10.2

Quality mix	59.2	55.6	58.2	55.5	54.1	46.8	58.8	55.3
Medicaid	40.8	44.4	41.8	44.5	45.9	53.2	41.2	44.7

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Skilled Mix by Days
Year to Date Periods 2008

	Year Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Days:
Medicare	14.2%	13.1%	17.0%	16.3%	14.2%	11.9%	14.7%	13.6%
Managed care	11.2	10.6	5.9	4.9	3.8	1.6	9.7	9.1
Other skilled	0.9	0.8	—	—	—	—	0.7	0.6

Skilled mix	26.3	24.5	22.9	21.2	18.0	13.5	25.1	23.3
Private and other payors	11.2	12.0	14.3	15.2	24.8	20.2	12.7	13.0

Quality mix	37.5	36.5	37.2	36.4	42.8	33.7	37.8	36.3
Medicaid	62.5	63.5	62.8	63.6	57.2	66.3	62.2	63.7

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Nine Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Days:
Medicare	14.3%	13.0%	17.2%	16.4%	13.8%	12.0%	14.8%	13.6%
Managed care	11.1	10.6	5.7	4.8	3.3	1.4	9.6	9.1
Other skilled	1.0	0.8	—	—	—	—	0.7	0.6

Skilled mix	26.4	24.4	22.9	21.2	17.1	13.4	25.1	23.3
Private and other payors	11.4	12.2	14.8	15.4	24.7	18.6	12.9	13.1

Quality mix	37.8	36.6	37.7	36.6	41.8	32.0	38.0	36.4
Medicaid	62.2	63.4	62.3	63.4	58.2	68.0	62.0	63.6

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Days:
Medicare	14.7%	13.2%	17.5%	16.9%	13.0%	11.9%	15.2%	13.9%
Managed care	11.2	10.8	5.7	4.7	2.1	1.6	9.5	9.2
Other skilled	0.9	0.8	—	—	—	—	0.7	0.6

Skilled mix	26.8	24.8	23.2	21.6	15.1	13.5	25.4	23.7
Private and other payors	11.3	12.1	15.0	15.7	24.5	16.7	12.8	13.1

Quality mix	38.1	36.9	38.2	37.3	39.6	30.2	38.2	36.8
Medicaid	61.9	63.1	61.8	62.7	60.4	69.8	61.8	63.2

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Skilled Mix by Revenue
Quarter to Date Periods 2008

	Three Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Revenue:
Medicare	31.1%	30.2%	37.1%	32.9%	34.2%	29.9%	32.4%	30.8%
Managed care	15.3	14.6	9.9	9.1	11.1	3.7	14.0	13.0
Other skilled	2.4	2.2	—	—	—	—	1.7	1.6

Skilled mix	48.8	47.0	47.0	42.0	45.3	33.6	48.1	45.4
Private and other payors	8.3	9.0	9.6	11.5	15.9	17.9	9.1	9.9

Quality mix	57.1	56.0	56.6	53.5	61.2	51.5	57.2	55.3
Medicaid	42.9	44.0	43.4	46.5	38.8	48.5	42.8	44.7

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Revenue:
Medicare	30.7%	27.8%	37.4%	33.0%	33.8%	30.1%	32.1%	28.9%
Managed care	15.7	14.6	9.3	8.2	11.1	2.7	14.2	12.8
Other skilled	2.8	2.1	—	—	—	—	2.2	1.6

Skilled mix	49.2	44.5	46.7	41.2	44.9	32.8	48.5	43.3
Private and other payors	8.9	10.0	10.9	11.9	17.9	16.5	9.9	10.7

Quality mix	58.1	54.5	57.6	53.1	62.8	49.3	58.4	54.0
Medicaid	41.9	45.5	42.4	46.9	37.2	50.7	41.6	46.0

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Revenue:
Medicare	32.7%	28.0%	38.5%	34.9%	30.7%	33.7%	33.7%	29.5%
Managed care	15.7	15.3	9.3	7.6	7.0	3.1	14.0	13.4
Other skilled	2.3	2.1	—	—	—	—	1.7	1.7

Skilled mix	50.7	45.4	47.8	42.5	37.7	36.8	49.4	44.6
Private and other payors	8.8	9.8	11.7	12.1	18.2	12.4	9.8	10.3

Quality mix	59.5	55.2	59.5	54.6	55.9	49.2	59.2	54.9
Medicaid	40.5	44.8	40.5	45.4	44.1	50.8	40.8	45.1

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Revenue:
Medicare	32.8%	30.0%	36.7%	35.5%	29.3%	22.3%	33.4%	30.9%
Managed care	15.1	14.7	9.8	8.1	3.5	4.9	13.6	13.3
Other skilled	2.6	1.8	—	—	—	—	2.0	1.4

Skilled mix	50.5	46.5	46.5	43.6	32.8	27.2	49.0	45.6
Private and other payors	8.4	9.3	11.0	12.8	19.1	13.8	9.3	10.1

Quality mix	58.9	55.8	57.5	56.4	51.9	41.0	58.3	55.7
Medicaid	41.1	44.2	42.5	43.6	48.1	59.0	41.7	44.3

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Skilled Mix by Days
Quarter to Date Periods 2008

	Three Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Days:
Medicare	13.8%	13.4%	16.4%	15.7%	15.2%	11.7%	14.4%	13.7%
Managed care	11.3	10.5	6.4	5.3	5.1	1.9	9.9	9.0
Other skilled	0.9	0.9	—	—	—	—	0.7	0.7

Skilled mix	26.0	24.8	22.8	21.0	20.3	13.6	25.0	23.4
Private and other payors	10.8	11.5	13.0	14.6	24.8	23.7	12.3	12.8

Quality mix	36.8	36.3	35.8	35.6	45.1	37.3	37.3	36.2
Medicaid	63.2	63.7	64.2	64.4	54.9	62.7	62.7	63.8

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Days:
Medicare	13.5%	12.5%	16.6%	15.7%	15.2%	12.0%	14.2%	13.1%
Managed care	11.1	10.3	5.7	4.8	5.1	1.2	9.6	8.8
Other skilled	1.1	0.9	—	—	—	—	0.8	0.7

Skilled mix	25.7	23.7	22.3	20.5	20.3	13.2	24.6	22.6
Private and other payors	11.3	12.2	14.5	14.9	25.2	20.9	13.0	13.2

Quality mix	37.0	35.9	36.8	35.4	45.5	34.1	37.6	35.8
Medicaid	63.0	64.1	63.2	64.6	54.5	65.9	62.4	64.2

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Days:
Medicare	14.7%	12.7%	18.0%	16.9%	14.3%	13.3%	15.3%	13.6%
Managed care	11.3	10.7	5.5	4.7	2.8	1.4	9.6	9.0
Other skilled	0.8	0.9	—	—	—	—	0.6	0.7

Skilled mix	26.8	24.3	23.5	21.6	17.1	14.7	25.5	23.3
Private and other payors	11.5	12.2	14.9	15.1	24.4	16.7	13.0	13.0

Quality mix	38.3	36.5	38.4	36.7	41.5	31.4	38.5	36.3
Medicaid	61.7	63.5	61.6	63.3	58.5	68.6	61.5	63.7

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2008	2007	2008	2007	2008	2007	2008	2007
Percentage of Skilled Nursing Days:
Medicare	14.7%	13.7%	16.9%	16.9%	11.5%	8.6%	15.0%	14.2%
Managed care	11.1	10.8	6.1	4.8	1.4	2.4	9.5	9.5
Other skilled	1.0	0.8	—	—	—	—	0.8	0.6

Skilled mix	26.8	25.3	23.0	21.7	12.9	11.0	25.3	24.3
Private and other payors	11.2	12.1	14.9	16.2	24.7	16.6	12.7	13.0

Quality mix	38.0	37.4	37.9	37.9	37.6	27.6	38.0	37.3
Medicaid	62.0	62.6	62.1	62.1	62.4	72.4	62.0	62.7

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2008 would include facilities purchased prior to January 1, 2005.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2008 would include facilities purchased from January 1, 2005 to December 31, 2006.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2008 would include facilities purchased on or after January 1, 2007.

Skilled Mix by Revenue
Year to Date Periods 2007

	Year Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Revenue:
Medicare	29.3%	32.7%	28.8%	33.0%	33.9%	34.8%	30.0%	32.9%
Managed care	14.2	12.2	17.5	19.9	5.2	2.6	13.1	12.7
Other skilled	—	—	12.4	7.8	—	—	1.6	1.2

Skilled mix	43.5	44.9	58.7	60.7	39.1	37.4	44.7	46.8
Private and other payors	10.0	9.9	8.9	9.5	12.4	11.8	10.3	9.9

Quality mix	53.5	54.8	67.6	70.2	51.5	49.2	55.0	56.7
Medicaid	46.5	45.2	32.4	29.8	48.5	50.8	45.0	43.3

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Nine Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Revenue:
Medicare	28.8%	33.1%	29.1%	33.5%	34.6%	32.2%	29.8%	33.1%
Managed care	14.3	11.9	17.3	20.6	4.7	2.6	13.1	12.8
Other skilled	—	—	12.1	6.8	—	—	1.6	1.0

Skilled mix	43.1	45.0	58.5	60.9	39.3	34.8	44.5	46.9
Private and other payors	10.2	10.0	9.1	9.7	12.3	11.5	10.4	10.1

Quality mix	53.3	55.0	67.6	70.6	51.6	46.3	54.9	57.0
Medicaid	46.7	45.0	32.4	29.4	48.4	53.7	45.1	43.0

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Revenue:
Medicare	29.1%	33.6%	30.9%	33.6%	35.1%	27.7%	30.2%	33.5%
Managed care	14.5	11.5	16.7	21.3	4.7	3.4	13.3	12.8
Other skilled	—	—	11.9	6.4	—	—	1.6	0.9

Skilled mix	43.6	45.1	59.5	61.3	39.8	31.1	45.1	47.2
Private and other payors	10.0	9.9	9.2	10.3	11.9	10.5	10.2	10.0

Quality mix	53.6	55.0	68.7	71.6	51.7	41.6	55.3	57.2
Medicaid	46.4	45.0	31.3	28.4	48.3	58.4	44.7	42.8

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would include facilities purchased on or after January 1, 2006.

Skilled Mix by Days
Year to Date Periods 2007

	Year Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Days:
Medicare	12.9%	14.5%	15.2%	18.1%	15.7%	16.2%	13.7%	15.0%
Managed care	10.0	9.1	14.2	15.5	2.6	1.5	9.0	9.3
Other skilled	—	—	6.4	4.4	—	—	0.7	0.5

Skilled mix	22.9	23.6	35.8	38.0	18.3	17.7	23.4	24.8
Private and other payors	12.3	12.7	12.8	14.0	15.8	15.3	13.0	13.1

Quality mix	35.2	36.3	48.6	52.0	34.1	33.0	36.4	37.9
Medicaid	64.8	63.7	51.4	48.0	65.9	67.0	63.6	62.1

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Nine Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Days:
Medicare	12.8%	14.7%	15.5%	18.3%	16.0	14.6	13.6%	15.1%
Managed care	10.0	8.9	14.1	16.0	2.4	1.6	9.1	9.4
Other skilled	—	—	6.3	3.9	—	—	0.6	0.5

Skilled mix	22.8	23.6	35.9	38.2	18.4	16.2	23.3	25.0
Private and other payors	12.5	13.0	12.9	14.4	15.5	15.2	13.1	13.3

Quality mix	35.3	36.6	48.8	52.6	33.9	31.4	36.4	38.3
Medicaid	64.7	63.4	51.2	47.4	66.1	68.6	63.6	61.7

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Days:
Medicare	13.0%	14.9%	16.4%	18.2%	16.4%	12.3%	13.9%	15.3%
Managed care	10.2	8.6	13.9	16.7	2.5	2.2	9.2	9.4
Other skilled	—	—	6.2	3.5	—	—	0.6	0.5

Skilled mix	23.2	23.5	36.5	38.4	18.9	14.5	23.7	25.2
Private and other payors	12.5	13.0	13.4	15.4	14.9	13.5	13.1	13.2

Quality mix	35.7	36.5	49.9	53.8	33.8	28.0	36.8	38.4
Medicaid	64.3	63.5	50.1	46.2	66.2	72.0	63.2	61.6

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would include facilities purchased on or after January 1, 2006.

Skilled Mix by Revenue
Quarter to Date Periods 2007

	Three Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Revenue:
Medicare	30.9%	31.5%	28.1%	31.6%	32.1%	37.2%	30.8%	32.2%
Managed care	13.8	13.2	17.9	17.8	6.4	2.6	13.0	12.6
Other skilled	—	—	13.2	10.6	—	—	1.6	1.4

Skilled mix	44.7	44.7	59.2	60.0	38.5	39.8	45.4	46.2
Private and other payors	9.4	9.3	8.6	9.2	12.8	12.1	9.9	9.6

Quality mix	54.1	54.0	67.8	69.2	51.3	51.9	55.3	55.8
Medicaid	45.9	46.0	32.2	30.8	48.7	48.1	44.7	44.2

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Revenue:
Medicare	28.3%	32.3%	25.6%	33.2%	33.8%	34.5%	28.9%	32.6%
Managed care	13.8	12.6	18.6	19.2	4.6	2.2	12.8	12.8
Other skilled	—	—	12.4	7.8	—	—	1.6	1.0

Skilled mix	42.1	44.9	56.6	60.2	38.4	36.7	43.3	46.4
Private and other payors	10.4	10.3	8.7	8.6	13.0	12.0	10.7	10.2

Quality mix	52.5	55.2	65.3	68.8	51.4	48.7	54.0	56.6
Medicaid	47.5	44.8	34.7	31.2	48.6	51.3	46.0	43.4

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Revenue:
Medicare	28.1%	32.9%	30.1%	32.2%	35.5%	28.0%	29.5%	32.6%
Managed care	14.8	11.7	16.5	20.9	4.6	3.7	13.4	12.8
Other skilled	—	—	13.0	6.7	—	—	1.7	1.0

Skilled mix	42.9	44.6	59.6	59.8	40.1	31.7	44.6	46.4
Private and other payors	10.3	10.2	8.5	11.0	11.7	11.3	10.3	10.3

Quality mix	53.2	54.8	68.1	70.8	51.8	43.0	54.9	56.7
Medicaid	46.8	45.2	31.9	29.2	48.2	57.0	45.1	43.3

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Revenue:
Medicare	30.1%	34.3%	31.6%	35.0%	34.7%	26.1%	30.9%	34.3%
Managed care	14.2	11.2	16.9	21.7	4.9	2.1	13.3	12.8
Other skilled	—	—	11.0	6.0	—	—	1.4	1.0

Skilled mix	44.3	45.5	59.5	62.7	39.6	28.2	45.6	48.1
Private and other payors	9.7	9.6	9.9	9.6	12.0	6.5	10.1	9.5

Quality mix	54.0	55.1	69.4	72.3	51.6	34.7	55.7	57.6
Medicaid	46.0	44.9	30.6	27.7	48.4	65.3	44.3	42.4

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would include facilities purchased on or after January 1, 2006.

Skilled Mix by Days
Quarter to Date Periods 2007

	Three Months Ended December 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Days:
Medicare	13.3%	13.7%	14.6%	17.7%	14.8%	17.7%	13.7%	14.6%
Managed care	9.8	9.8	14.4	14.1	3.3	1.5	9.0	9.3
Other skilled	—	—	6.7	5.5	—	—	0.7	0.6

Skilled mix	23.1	23.5	35.7	37.3	18.1	19.2	23.4	24.5
Private and other payors	11.8	12.1	12.3	13.1	16.7	15.4	12.8	12.6

Quality mix	34.9	35.6	48.0	50.4	34.8	34.6	36.2	37.1
Medicaid	65.1	64.4	52.0	49.6	65.2	65.4	63.8	62.9

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended September 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Days:
Medicare	12.4%	14.3%	13.6%	18.6%	15.4	15.8	13.1%	14.9%
Managed care	9.7	9.4	14.6	14.6	2.3	1.3	8.8	9.3
Other skilled	—	—	6.6	4.4	—	—	0.6	0.5

Skilled mix	22.1	23.7	34.8	37.6	17.7	17.1	22.5	24.7
Private and other payors	12.5	13.2	11.9	12.5	16.4	16.1	13.2	13.4

Quality mix	34.6	36.9	46.7	50.1	34.1	33.2	35.7	38.1
Medicaid	65.4	63.1	53.3	49.9	65.9	66.8	64.3	61.9

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Days:
Medicare	12.5%	14.5%	15.8%	17.0%	16.5%	12.5%	13.6%	14.8%
Managed care	10.1	8.6	13.5	16.5	2.5	2.3	9.0	9.2
Other skilled	—	—	6.6	3.7	—	—	0.7	0.4

Skilled mix	22.6	23.1	35.9	37.2	19.0	14.8	23.3	24.4
Private and other payors	12.6	12.9	12.9	15.4	14.7	14.8	13.0	13.3

Quality mix	35.2	36.0	48.8	52.6	33.7	29.6	36.3	37.7
Medicaid	64.8	64.0	51.2	47.4	66.3	70.4	63.7	62.3

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended March 31,
	Same Facility(1)		Transitioning(2)		Acquisitions(3)		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Percentage of Skilled Nursing Days:
Medicare	13.4%	15.4%	17.1%	19.2%	16.2%	11.1%	14.2%	15.8%
Managed care	10.3	8.6	14.3	17.0	2.5	1.4	9.5	9.6
Other skilled	—	—	5.7	3.5	—	—	0.6	0.5

Skilled mix	23.7	24.0	37.1	39.7	18.7	12.5	24.3	25.9
Private and other payors	12.4	12.9	13.9	15.3	15.1	7.2	13.0	13.2

Quality mix	36.1	36.9	51.0	55.0	33.8	19.7	37.3	39.1
Medicaid	63.9	63.1	49.0	45.0	66.2	80.3	62.7	60.9

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Same Facility Results represents facilities purchased by the Company at least three calendar years ago, which for the calendar year 2007 would include facilities purchased prior to January 1, 2004.

(2)	Transitioning Facility Results represents facilities purchased by the Company less than three, but more than one calendar year ago, which for the calendar year 2007 would include facilities purchased from January 1, 2004 to December 31, 2005.

(3)	Recently Acquired Facility Results represents any facility purchased by the Company less than one full calendar year ago, which for the calendar year 2007 would include facilities purchased on or after January 1, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ENSIGN GROUP, INC.

October 21, 2009	BY:	/s/ SUZANNE D. SNAPPER Suzanne D. Snapper
Chief Financial Officer and Duly Authorized Officer